Tier Technologies FY2008 Results
Earnings Call Charts

December 9, 2008

Forward-Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, expectations for the divestitures of certain assets, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including the risks and uncertainties described and referred to under "Risk Factors" of our annual report on Form 10-K for the year ended September 30, 2008, as well as other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Important Information

Tier Technologies, Inc. plans to file with the SEC and furnish to its shareholders a Proxy Statement in connection with its 2009 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2009 Annual Meeting when it becomes available, because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and other documents (when available) that Tier files with the SEC at the SEC's website at www.sec.gov. The Proxy Statement and these other documents may also be obtained for free from Tier by directing a request to Tier Technologies, Inc., Attn: Corporate Secretary, Keith Omsberg, 10780 Parkridge Blvd., 4th Floor, Reston, VA 20191.

Certain Information Concerning Participants

Tier, its directors and named executive officers may be deemed to be participants in the solicitation of Tier's security holders in connection with its 2009 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Tier's Annual Report on Form 10-K for the year ended September 30, 2007 and its proxy statement dated January 15, 2008, each of which is on file with the SEC, as well as its upcoming Annual Report on Form 10-K for the year ended September 30, 2008 and its upcoming proxy statement for the 2009 Annual Meeting (when available). To the extent there have been changes in Tier's directors and executive officers, such changes have been reported on Current Reports on Form 8-K filed with the SEC. To the extent holdings of Tier securities have changed since the amounts printed in the proxy statement dated January 15, 2008, such changes have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 or Form 5 filed with the SEC.

Tier is Completing Our Restructuring

Tier Technologies

- **Legacy Businesses**
- **Electronic Payment Processing (EPP)**

Legacy Businesses (SOLD)

- Government Business Process Outsourcing
- Call Center Business
- Financial Management Systems
- State Systems Integration
- Independent Validation and Verification
- Health and Human Services

- Unemployment Insurance Systems

Electronic Payment Processing (EPP)

- Official Payments
- EPOS

Corporate Overhead

- Executive Leadership
  - CEO*
  - CFO*
  - Administrative Staff
- Accounting
  - Controller Function*
  - General Ledger
  - Accounts Payable
  - Accounts Receivable
  - Payroll Supervisor
  - SEC and external reporting*
  - Tax analysis and reporting*
  - Sarbanes-Oxley Compliance*
  - Cash Management
- Investor Relations
  - External Investor Relations*
  - Employee Communications
  - NASDAQ Listing Fees*
- Legal
  - General Counsel *
  - External Legal costs *
  - Business Insurance *
  - Business Licenses
  - Compliance *
  - Investigations *
  - Proposal Activity
  - Contract Review and Negotiations
  - Performance Bonds
  - Risk Analysis
  - Dispute analysis and resolution
- Board of Directors
  - Compensation
  - Meetings

*Includes Public Company Costs

Corporate Overhead, continued

- Financial Planning and Analysis
  - Management Analysis for Executive Leadership
  - Internal Financial Reporting and System*
  - Strategic Planning
  - Annual Budgeting and Monthly Forecasting
  - Operations and Pricing Analysis
  - Monthly Financial closing activities*
- Information and Technology
  - Business unit and Corporate
    - Help Desk
    - E-Mail
    - Network
    - Telecom
    - Servers and Storage
  - Sarbanes-Oxley Compliance*
- External Audit*
- Internal Audit
- Human Resources
  - Employee Relations
  - Benefits Administration
  - Ceridian HRIS System
  - Compliance Reporting
  - Recruitment
  - Centralized Training
  - Performance Management
  - Compensation Management
- Facilities
  - Real Estate Administration
  - Travel Management Services
  - Procurement –IT and Non-IT
  - Corporate Facility Management
  - Office Rent
  - Telephone Service

*Includes Public Company costs

EPP Revenue and Transaction Trends

- Revenue has grown 21% CAGR since 2003
- Transactions have grown 34.4% CAGR since 2003



Revenue
Transactions
Revenue (thousands)
Transactions (thousands)
$ 120,000
$ 100,000
$ 80,000
$ 60,000
$ 40,000
$ 20,000
0
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
40,669
56,452
78,578
99,433
117,072
2,341
4,203
5,894
8,059
10,286
11,150
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009

Tier Internal Data. Tier is unable to project revenues for FY 2009

Tier Technologies – Dollars Processed



Millions
$ 6,000
$ 5,500
$ 5,000
$ 4,500
$ 4,000
$ 3,500
$ 3,000
$ 2,500
$ 2,000
$ 1,500
$ 1,000
$ 500
0
1,436
2,332
3,590
4,711
5,854
FY2004
FY2005
FY2006
FY2007
FY2008

Tier Internal Data

We Focus on Fee-based Bill Payment



Payment Processing
Network Processors
(e.g., Visa, MasterCard, Star)
Merchant Processors
(e.g., Chase Paymentech, Bank of America Merchant Services, First Data)
Issuer Processors
(e.g., First Data, TSYS)
Bill Payment
Point of Sale
Aggregator
(e.g., CheckFree)
Bank Bill Payment
(e.g., Wells Fargo, Bank of America)
Biller Direct
(e.g., utilities, credit cards, insurance, taxes)
Free
Fee-Based
Absorbed
Non-Absorbed
Monthly Fee
(per customer account)
Convenience Fee
(per payment)

Source: *Edgar Dunn and Company*

Market Opportunity – Biller Direct Category

- Biller direct is the fastest growing payment opportunity for US consumers and small business owners.


% Share of US Consumer Bill Payments
7%
7%
59%
27%
9%
8%
55%
28%
11%
10%
50%
29%
13%
11%
46%
30%
15%
13%
41%
31%
17%
14%
37%
31%
Biller Direct
Consolidator
Checks
Other
2005
2006
2007
2008
2009
2010

Source: Aite Group, 2008

Migration From Paper to Electronics



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
34.8% 36.7% 40.1% 42.3% 45.9% 49.7% 52.3%
45.7% 43.5% 40.5% 36.7% 33.5% 29.6% 27.6%
19.5% 19.8% 19.4% 21.0% 20.6% 20.7% 20.1%
2001 2002 2003 2004 2005 2006 2007
Electronic
Paper
Cash

Source: Celent Communications 2008

Market Leader

- US Internal Revenue Service
- 26 states and the District of Columbia
- 3,000+ municipalities in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges and universities



Counties
Municipalities
States
Higher Education

Tier

Market Opportunity – Existing Verticals

- Government
  - 87,900 government units in the U.S.[1]
  - $2.5 trillion federal tax market [2]
  - $1.8 trillion state & local tax market [3]
- Real Property Tax
  - $347 billion property tax collection [4]
- Higher Education
  - 6,400 degree granting institutions [5]
  - $230 billion tuition and fees[6]
- Utilities
  - 6,700 U.S. utilities [7]
  - $396 billion in total receipts [7]

Sources:
1) 2002 Census of Governments, U.S. Census Bureau
2) IRS Data Book: 2006, 2003, Internal Revenue Service
3) National Economic Accounts, U.S. Department of Commerce, Bureau of Economic Analysis
4) 2005-2006 U.S. Census Bureau
5) Institute of Education Sciences, U.S. Department of Education
6) Digest of Education Statistics, National Center for Educational Statistics, U.S. Department of Education
7) Statistics of U.S. Businesses, U.S. Census Bureau

Tier Technologies – Senior Management

- Ronald J. Rossetti, Chairman and CEO
  - 30 years CEO experience in private and public companies primarily in emerging growth and crisis management
  - Served on numerous private, public, and non-profit boards
  - Private investor for the past 15 years
- Ronald W. Johnston, CFO
  - 30 years senior financial management
  - 20 years Securities and Exchange Commission reporting
  - Domestic and International responsibilities
- Nina Vellayan, COO
  - 20 years experience in financial services, payments, cash management
  - 14 years at Sallie Mae in Cash Management
- Kevin Connell, SVP, Sales and Business Development
  - 23 years in payments including stored value, financial transactions, financial services
  - 14 years at Discover, 9 years at Official Payments, Tier Technologies
- Keith S. Kendrick, SVP, Strategic Marketing
  - 23 years in financial services and payments
  - MasterCard International, AT&T Universal Card, First Virtual, Bank One, EFD | eFunds